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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2018
Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062
(Address of principal executive offices)

(847) 239-8800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

        On January 28, 2018, KapStone Paper and Packaging Corporation, a Delaware corporation ("KapStone"), WestRock Company, a Delaware corporation ("WestRock"), Whiskey Holdco, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of WestRock ("Holdco"), Kola Merger Sub, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of Holdco ("Company Merger Sub"), and Whiskey Merger Sub, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of Holdco ("Parent Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, WestRock will acquire all of the outstanding shares of KapStone through a transaction in which: (i) WestRock will merge with and into Parent Merger Sub, with WestRock surviving such merger (the "WestRock Merger") as a wholly-owned subsidiary of Holdco, a new holding company formed by Holdco which shall, at the effective time of the Mergers described below (the "Effective Time") change its name to "WestRock Company," and (ii) KapStone will merge with and into Company Merger Sub, with KapStone surviving such merger as a wholly-owned subsidiary of Holdco (the "KapStone Merger" and, together with the WestRock Merger, the "Mergers").

        The board of directors of each of KapStone and WestRock have unanimously approved the Merger Agreement and the transactions contemplated thereby.

        Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time:

  (i)
  each share of common stock, par value $0.0001 per share, of KapStone (the "KapStone Common Stock") issued and outstanding immediately prior to the Effective Time (excluding any shares of KapStone Common Stock that are (a) held in treasury or (b) held by any KapStone stockholder who is entitled to exercise, and properly exercises, dissenters' rights with respect to such shares of KapStone Common Stock) will be converted into the right to receive, at the election of the stockholder (subject to proration as described below):

  (a)
  $35.00 in cash, without interest (the "Cash Consideration"), or

  (b)
  0.4981 shares of common stock, par value $0.01 per share, of Holdco (the "Holdco Common Stock") (the "Stock Consideration" and, together with the Cash Consideration, the "Merger Consideration"); and

  (ii)
  each share of common stock, par value $0.01 per share, of WestRock issued and outstanding immediately prior to the Effective Time will be converted into one share of Holdco Common Stock.

        KapStone stockholders will be permitted to make an election to receive the Stock Consideration by submitting an election form no later than 5:00 p.m., New York City time, on the business day immediately prior to the stockholder meeting of KapStone that will be held to adopt the Merger Agreement (the "KapStone Stockholders Meeting"). Any KapStone stockholder not making an election will receive the Cash Consideration.

        Elections by KapStone stockholders for Stock Consideration will be subject to proration procedures set forth in the Merger Agreement that will limit the total amount of Stock Consideration to be issued to KapStone stockholders to no more than 25% of the outstanding shares of KapStone Common Stock immediately prior to the Effective Time.

        The Merger Agreement provides that, at the Effective Time, the outstanding KapStone restricted stock unit awards and stock options will convert upon the Effective Time into restricted stock unit awards and stock options with respect to Holdco Common Stock, generally on the same terms and conditions as were applicable to the previously-outstanding KapStone restricted stock unit awards and stock options, after providing that the awards would be (i) in the case of employees, subject to accelerated vesting upon termination of employment under certain circumstances following the

Effective Time, (ii) in the case of non-employee members of the KapStone Board, subject to vesting upon the Effective Time and (iii) appropriately adjusted to reflect the consummation of the Mergers.

        KapStone and WestRock will prepare, and WestRock will cause Holdco to file with the Securities and Exchange Commission, a registration statement on Form S-4 (the "Form S-4") in connection with the potential issuance of shares of Holdco Common Stock in the Company Merger (the "Stock Issuance"), which will include a prospectus in respect of the Stock Issuance and a proxy statement relating to the KapStone Stockholders Meeting. After the Effective Time, Holdco Common Stock will be listed on the New York Stock Exchange.

        The completion of the Mergers is subject to customary conditions, including, without limitation, (1) the adoption of the Merger Agreement by KapStone stockholders at the KapStone Stockholders Meeting (the "KapStone Stockholder Approval"), (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the receipt of other required antitrust approvals, including in Canada (if required), Germany, Mexico and Austria, (3) the absence of any material applicable law or any order that has the effect of enjoining or otherwise prohibiting the completion of the Mergers, (4) the receipt of certain tax opinions, (5) the absence of a material adverse effect on KapStone and WestRock and (6) the authorization for listing of the shares of Holdco Common Stock forming part of the Merger Consideration on the New York Stock Exchange and the effectiveness of the Form S-4. The completion of the Mergers is not subject to the approval of WestRock's stockholders or the receipt of financing by WestRock.

        The Merger Agreement includes customary representations, warranties and covenants of KapStone, WestRock, Holdco, Parent Merger Sub and Company Merger Sub. Between the date of execution of the Merger Agreement and the Effective Time, KapStone has agreed to use reasonable best efforts to conduct its and its subsidiaries' business in the ordinary course of business consistent with past practice and to comply with certain operating covenants, and WestRock has also agreed to comply with certain covenants. The Merger Agreement generally requires each party to take reasonable best efforts to take or cause to be taken all actions necessary to cause the expiration or termination of the applicable waiting periods under, and obtain as promptly as reasonably practicable all consents under, any regulatory laws that may be required by a governmental entity so as to enable the parties hereto to consummate the Mergers and the other transactions contemplated by the Merger Agreement, and take all actions necessary to resolve objections, if any, as may be asserted with respect to the transactions contemplated by the Merger Agreement under any regulatory law (as defined in the Merger Agreement) except that WestRock is not required to take any Divestiture Action (as defined in the Merger Agreement) that would result in a Burdensome Effect (as defined in the Merger Agreement).

        KapStone also has agreed not to, and not to authorize, and to use reasonable best efforts not to permit, any of its representatives to initiate, seek, solicit, knowingly facilitate or knowingly encourage any third-party alternative acquisition proposals and has agreed to certain restrictions on its and its representatives' ability to respond to any such proposals. Prior to the KapStone Stockholder Approval and subject to certain notice and other specified conditions, the KapStone board of directors (the "KapStone Board") may (i) effect an Adverse Recommendation Change (as defined in the Merger Agreement) in a situation that is not in response to a superior proposal if the KapStone Board has determined in good faith, after consultation with outside legal counsel, that the failure to effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable law or (ii) if KapStone receives an acquisition proposal that the KapStone Board determines in good faith, after consultation with a financial advisor of nationally recognized reputation and outside legal counsel, constitutes a Superior Proposal (as defined in the Merger Agreement), authorize, adopt or approve such Superior Proposal and cause or permit KapStone to enter into an alternative acquisition agreement with respect to such Superior Proposal, subject to KapStone's payment of the termination fee (described below) to WestRock.

        The Company or WestRock may terminate the Merger Agreement if the Mergers are not consummated by October 29, 2018 (the "End Date"), which date may be extended to April 29, 2019 under certain circumstances described in the Merger Agreement. The Merger Agreement also includes additional termination provisions for both KapStone and WestRock. The Merger Agreement provides that KapStone will be required to pay WestRock a termination fee equal to approximately $105.6 million if the Merger Agreement is terminated (i) by KapStone, prior to the KapStone Stockholder Approval, to enter into an alternative acquisition agreement providing for a superior proposal as described above or (ii) by WestRock prior to the KapStone Stockholder Approval in the event an adverse recommendation change has occurred. The termination fee is also payable by KapStone to WestRock if the Merger Agreement is terminated in certain circumstances and, within twelve (12) months of such termination, KapStone enters into a definitive agreement with respect to, or consummates, an alternative change of control proposal, subject to certain conditions. The Merger Agreement also provides that KapStone must reimburse WestRock's expenses up to $17.6 million if an acquisition proposal has been publicly made by any person to KapStone or has been made by any person directly to the stockholders of KapStone generally and is not withdrawn prior to the KapStone Stockholder Approval and KapStone or WestRock terminates the agreement as a result of the KapStone Stockholder Approval not having been obtained.

        A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

        The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about KapStone, WestRock, Holdco or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each of KapStone's and WestRock's public disclosures with the U.S. Securities and Exchange Commission, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of KapStone, WestRock, Holdco or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in KapStone's public disclosures.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Compensatory Arrangements.

        The information set forth in Item 1.01 above with respect to the accelerated vesting of the outstanding KapStone restricted stock unit awards and stock options for employees is incorporated herein by reference.

Item 8.01.    Other Events.

Voting Agreements

        As an inducement for WestRock to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement, WestRock entered into voting agreements (each a "Voting Agreement") with Roger W. Stone, Executive Chairman of the KapStone Board, and certain affiliated entities, covering shares totaling approximately 5.8% of the outstanding shares of KapStone Common Stock, and with Matthew Kaplan, KapStone's President and Chief Executive Officer, covering shares totaling approximately 3.5% of the outstanding shares of KapStone Common Stock. The Voting Agreements provide that each of Messrs. Stone and Kaplan, among other things, upon the terms and subject the conditions therein, (i) will vote all the shares of KapStone Common Stock that he beneficially owns in favor of the approval and adoption of the Merger Agreement and against any alternative acquisition proposal and (ii) subject to specified exceptions, will not sell or otherwise transfer his shares of KapStone Common Stock during the term of each Voting Agreement.

        The foregoing summary of the Voting Agreements is subject to, and qualified in its entirety by, the full text of the form of Voting Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information Regarding the Transaction and Where to Find It

        This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K is being filed in respect of the proposed merger transaction involving KapStone, WestRock, Holdco, Company Merger Sub and Parent Merger Sub. The proposed merger will be submitted to the stockholders of KapStone for their consideration. In connection therewith, the parties intend to file relevant materials with the U.S. Securities and Exchange Commission (the "SEC"), including a registration statement on Form S-4, which will include a document that serves as a prospectus with respect to the shares that may be issued by Holdco in the proposed merger and a proxy statement of KapStone (the "proxy statement/prospectus") and will be mailed to KapStone stockholders. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the registration statement and the definitive proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of KapStone, WestRock and Holdco, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WestRock will be available free of charge on WestRock's website at www.westrock.com or by contacting James Armstrong, WestRock's Vice President—Investor Relations, at (470) 328-6327. Copies of the documents filed with the SEC by KapStone will be available free of charge on KapStone's website at www.kapstonepaper.com under the heading "SEC Filings" within the "Investors" section of KapStone's website or by contacting Andrea K. Tarbox, KapStone's Executive Vice President and Chief Financial Officer, at (847) 239-8812.

Participants in the Solicitation

        KapStone, WestRock, their respective directors and executive officers, certain other members of KapStone's and WestRock's respective management and certain of KapStone's and WestRock's respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of KapStone is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 5, 2017, and its annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 24, 2017, and information about the directors and executive officers of WestRock is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on December 19, 2017, and its annual report on Form 10-K for the fiscal year ended September 30, 2017, which was filed with the SEC on November 20, 2017. Each of these documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

        This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

        This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for historical information, the matters discussed in this Current Report on Form 8-K are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements can often be identified by words such as "may," "will," "should," "would,' "expect," "project," "anticipate," "intend," "plan," "believe," "estimate," "potential," "outlook," or "continue," the negative of these terms or other similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the ability of KapStone and WestRock to receive the required regulatory approvals for the proposed acquisition of KapStone and WestRock (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approval of KapStone's stockholders and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement or the consummation of the transaction on the market price of WestRock's or KapStone's common stock and/or on their respective businesses, financial conditions, results of operations and financial performance; risks relating to the value of the Holdco shares that may be issued in the transaction, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of KapStone's operations with those of WestRock will be greater than expected; the outcome of legally required consultation with employees, their works councils or other employee representatives; and the ability of KapStone and the combined company to retain and hire key personnel. There can be no assurance that the proposed acquisition or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of WestRock and KapStone on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. These forward-looking statements are made only as of the date hereof and the companies assume no obligation to update any forward-looking statement.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.		Description
2.1	†	Agreement and Plan of Merger, dated as of January 28, 2018, by and among KapStone Paper and Packaging Corporation, WestRock Company, Whiskey Holdco, Inc., Kola Merger Sub and Whiskey Merger Sub.
99.1		Form of Voting Agreement.

†
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

 SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION
By:	/s/ KATHRYN D. INGRAHAM
	Name:	Kathryn D. Ingraham
	Title:	Vice President, Secretary and General Counsel

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE